UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 13, 2014

Martin Marietta Materials, Inc.

(Exact Name of Registrant as Specified in Its Charter)

North Carolina

(State or Other Jurisdiction of Incorporation)

1-12744	56-1848578
(Commission File Number)	(IRS Employer Identification No.)

2710 Wycliff Road, Raleigh, North Carolina	27607
(Address of Principal Executive Offices)	(Zip Code)

(919) 781-4550

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.04	Mine Safety—Reporting of Shutdowns and Patterns of Violations.

On August 13, 2014, the Corporation received an order issued by the Mine Safety and Health Administration (“MSHA”) under section 107(a) of the Federal Mine Safety and Health Act of 1977 at its Stamper Quarry in Platte City, Missouri. The order stated that a miner was standing on top of a water truck to fill the truck. The order also stated that the miner was approximately 10 feet above the ground and the miner was not protected by handrailing or wearing fall protection. No one was injured in the cited incident and the order was terminated. The Corporation took corrective action.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTIN MARIETTA MATERIALS, INC.
(Registrant)

Date: August 19, 2014	By:	/s/ Anne H. Lloyd
Anne H. Lloyd
Executive Vice President and Chief Financial Officer